UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       October 22, 2004

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Corporate Center Boulevard
Greensboro, North Carolina	27408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code       336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c). Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
Signatures
PRESS RELEASE DATED OCTOBER 21, 2004

Item 5.02(c). Appointment of Principal Officers.

On October 21, 2004, VF issued a press release announcing that the Board of Directors appointed Brad Batten, 49, as Vice President and Controller. A copy of VF’s press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following is furnished as an exhibit to this report:

99 VF Corporation press release dated October 21, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VF CORPORATION

By:	/s/ Robert K. Shearer Robert K. Shearer Vice President – Finance and Global Processes and Chief Financial Officer